EXHIBIT 32.1

                  SECTION 906 CERTIFICATION OF LINDA BRYSON

                        CERTIFICATION OF PERIODIC REPORT

      In connection with the Quarterly Report of Triad Industries, Inc.,
(the "Company") on Form 10-QSB/A for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,Linda Bryson, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Linda Bryson
                                                  -------------------------
                                                  Linda Brysosn
                                                  President
                                                  Febraury 17, 2006